SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 16, 2007


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.02(d)  Election of Director.

On February 16, 2007, at a special meeting, the board of directors of Micrel, Inc. (the "Company") elected Neil J. Miotto to serve on the Company's board of directors, effective immediately. Mr. Miotto will replace Mr. George Kelly, who resigned from the Board on February 9, 2007. For approximately the past year, the Nominating Committee has been conducting a search for, and has identified, qualified candidates to serve on the Board and its committees. As a result, the Committee recommended to the Board that Mr. Miotto be elected to the position vacated by Mr. Kelly.

There is no prior arrangement or understanding pursuant to which Mr. Miotto was selected as a director, and there are no related party transactions between the Company and Mr. Miotto. Mr. Miotto has been granted options to purchase the common stock of the Company, and will receive certain other compensation, in keeping with the Company's director compensation program, set forth in the Company's Form DEF 14A, Proxy Statement, dated April 19, 2006.

The Company's board of directors appointed Mr. Miotto to serve as a member of the Audit and Nominating/Corporate Governance Committees.

On February 20, 2007, Micrel issued a press release announcing the election of Neil J. Miotto to the Board of Directors. A copy of the press release is furnished as Exhibit 99 to this report.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  February 20, 2007